REVENUE	12 Months Ended
Dec. 31, 2020
Revenue from Contract with Customer [Abstract]
REVENUE	REVENUE
The Company derives revenue primarily through the delivery of various types of services, including: customer acquisition, managed services and software as a service (“SaaS”). The Company recognizes revenue when the promised goods or services are transferred to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those services. The Company has elected the practical expedient to not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which revenue is recognized in the amount to which the Company has the right to invoice for services performed.
The Company has organized its operations into three reportable segments: Brand-Direct, Marketplace and Other. The Brand Direct reportable segment consists of services delivered against our customer’s brand, while the Marketplace reportable segment includes services delivered directly against the DMS brand. In the Other reportable segment, services offered by the Company include software services and digital media services that are managed on behalf of the customer. Corporate and other represents other business activities and include eliminating entries. Management uses these segments to evaluate the performance of its businesses and to assess its financial results and forecasts.
Disaggregation of Revenue
The following tables present the disaggregation of revenue by reportable segment and type of service (in thousands):

	Brand Direct	Marketplace	Other	Corporate and Other	Total
Year ended December 31, 2020
Net revenue:
Customer acquisition	$179,681	$155,999	$—	$(30,051)	$305,630
Managed services	17,869	—	6,139	—	24,008
Software services	—	—	3,218	—	3,218
Total Net revenue	$197,550	$155,999	$9,357	$(30,051)	$332,856
Year ended December 31, 2019
Net revenue:
Customer acquisition	$162,648	$73,398	$—	$(15,437)	$220,609
Managed services	12,090	—	2,533	—	14,623
Software services	—	—	3,064	—	3,064
Total Net revenue	$174,738	$73,398	$5,597	$(15,437)	$238,296
Contract balances
The Company’s contract liabilities result from payments received from clients in advance of revenue recognition as they precede the Company’s satisfaction of the associated performance obligation. If a customer pays consideration before the Company’s performance obligations are satisfied, such amounts are classified as deferred revenue on the consolidated balance sheets. As of December 31, 2020 and December 31, 2019, the balance of deferred revenue was $1.7 million and $1.2 million, respectively, and recorded within Accrued expenses and other current liabilities on the consolidated balance sheets. We expect the majority of the deferred revenue balance at December 31, 2020 to be recognized as revenue during the first quarter of 2021.
When there is a delay between the completion of our performance obligations and when a customer is invoiced, revenue is recognized and recorded as unbilled revenue (i.e. contract assets) within Accounts receivable, net on the consolidated balance sheets. As of December 31, 2020 and December 31, 2019, unbilled revenue included in accounts receivable was $1.8 million and $0.8 million, respectively. In line with industry practice, the Company applies the constraint on variable consideration and records revenue based on internally tracked conversions (leads delivered), net of the amount tracked and subsequently confirmed by customers. Substantially all amounts included within the unbilled revenue balance are invoiced to customers within the month directly following the period of service. Historical estimates related to unbilled revenue have not been materially different from actual revenue billed.